BALTER LONG/SHORT EQUITY FUND

a series of
Professionally Managed Portfolios

Supplement dated June 5, 2015
to the Fund’s Prospectus dated February 27, 2015

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On May 29, 2015, the Board of Trustees of Professionally Managed Portfolios (the “Trust”) voted to approve an Agreement and Plan of Reorganization whereby the Balter Long/Short Equity Fund (the “Fund”) would reorganize out of the Trust and into a newly created series (the “New Fund”) of the same name within the Northern Lights Fund Trust II (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Fund and the New Fund will have the same investment objective, investment strategies and investment policies.  The fees and expenses of the Fund are not expected to increase as a result of the Reorganization.  The investment adviser, subadvisers and portfolio managers of the Fund and New Fund will also remain the same.  However, service providers to the New Fund would be different than those currently utilized by the Fund.  The Fund would have a new administrator, transfer agent, distributor and legal counsel and will be under the supervision of a different Board of Trustees.

In June, shareholders of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about July 24, 2015.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

Pending the shareholder vote on the proposed Reorganization, the Fund will suspend the imposition of its 1.00% redemption fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE